                                                                    EXHIBIT 99.1

                                KVI CAPITAL, INC.

                  FINANCIAL STATEMENTS AS OF JULY 31, 2005 AND

                     FOR THE FOUR MONTHS ENDED JULY 31, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Private Business, Inc.:

     We have audited the accompanying balance sheet of KVI Capital, Inc. (an "S" Corporation) as of July 31, 2005 and the related statements of operations and stockholders' deficit and cash flows for the four months ended July 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KVI Capital, Inc. at July 31, 2005, and the results of its operations and its cash flows for the four months ended July 31, 2005, in conformity with accounting principles generally accepted in the United States of America.


/s/ Grant Thornton, LLP
Raleigh, North Carolina
April 19, 2006

                                KVI CAPITAL, INC.
                                  BALANCE SHEET
                                  JULY 31, 2005

(DOLLARS IN THOUSANDS)

                                    ASSETS

CURRENT ASSETS:
   Cash and cash equivalents .................................................   $   124
   Accounts receivable, net of allowance for doubtful accounts of $145 .......       238
   Investment in direct financing leases .....................................     3,020
   Prepaid Expenses ..........................................................         3
                                                                                 -------
      Total current assets ...................................................     3,385
                                                                                 -------

PROPERTY AND EQUIPMENT, AT COST:
   Computer equipment ........................................................        66
   Office furniture and equipment ............................................       103
   Less: accumulated depreciation ............................................      (125)
                                                                                 -------
      Property and equipment, net ............................................        44
                                                                                 -------

OPERATING LEASE EQUIPMENT, net of accumulated depreciation of $351 ...........       157

OTHER ASSETS:
   Investment in direct financing leases, net of current portion .............     4,530
   Property on month-to-month leases net of accumulated depreciation of
      $31 ....................................................................         8
   Property on progress payment riders .......................................       450
                                                                                 -------
      Total other assets .....................................................     4,988
                                                                                 -------
Total assets .................................................................   $ 8,574
                                                                                 =======

                      LIABILITIES & STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
   Accounts payable ..........................................................   $    63
   Deferred lease payments ...................................................       308
   Accrued liabilities .......................................................        73
   Current portion of non-recourse lease notes payable .......................     2,449
   Line of credit ............................................................       240
                                                                                 -------
      Total current liabilities ..............................................     3,133

LONG-TERM LIABILITIES:
   Non-recourse lease notes payable, net of current portion ..................     4,938

      Total liabilities ......................................................     8,071
                                                                                 -------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
   Common stock, $0.01 par value, 100,000 shares authorized and 100,000 shares
      issued and outstanding .................................................         1
   Additional paid-in capital ................................................     3,074
   Accumulated deficit .......................................................    (2,572)
                                                                                 -------
      Total stockholders' deficit ............................................       503
                                                                                 -------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT ..................................   $ 8,574
                                                                                 =======

   The accompanying notes are an integral part of these financial statements.

                                KVI CAPITAL, INC.
                             STATEMENT OF OPERATIONS
                     FOR THE FOUR MONTHS ENDED JULY 31, 2005

(DOLLARS IN THOUSANDS)

REVENUES:
   Leasing revenues ...................................................   $410

COST OF REVENUES ......................................................     30
                                                                          ----
GROSS MARGIN ..........................................................    380

OPERATING EXPENSES:
   General and administrative .........................................    258
   Selling and marketing ..............................................     46
   Interest expense ...................................................    148
   Other operating ....................................................      9
                                                                          ----
      Total operating expenses ........................................    461
                                                                          ----
NET LOSS ..............................................................   $(81)
                                                                          ====

   The accompanying notes are an integral part of these financial statements.

                                KVI CAPITAL, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY
                     FOR THE FOUR MONTHS ENDED JULY 31, 2005

                               SHARES OF            ADDITIONAL
                                 COMMON    COMMON     PAID-IN    ACCUMULATED
                                 STOCK      STOCK     CAPITAL      DEFICIT     TOTAL
                               ---------   ------   ----------   -----------   -----
Balance at March 31, 2005 ..    100,000       $1      $3,074       $(2,491)    $584
   Comprehensive loss:
      Net loss .............         --       --          --           (81)     (81)
                                -------      ---      ------       -------     ----
Balance at July 31, 2005 ...    100,000       $1      $3,074       $(2,572)    $503
                                =======      ===      ======       =======     ====

   The accompanying notes are an integral part of these financial statements.

                                KVI CAPITAL, INC.
                             STATEMENT OF CASH FLOWS
                     FOR THE FOUR MONTHS ENDED JULY 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss .........................................................   $   (81)
   Adjustments to reconcile net loss to cash provided by operating activities:

      Depreciation ..................................................       103
      Amortization of lease income and initial direct costs .........      (241)
      Gain on sale of leased equipment ..............................       (36)
      Loss on asset abandonment .....................................        96
      Change in operating assets and liabilities:
         Other current assets .......................................        (3)
         Accounts payable ...........................................        (5)
         Accrued expenses ...........................................        19
         Deferred lease payments ....................................       (19)
                                                                        -------
   NET CASH USED IN OPERATING ACTIVITIES ............................      (167)

CASH FLOWS FROM INVESTING ACTIVITIES:
      Investment in direct finance leases ...........................      (758)
      Proceeds from lease terminations ..............................        32
      Lease receivables paid ........................................     1,153
                                                                        -------
   NET CASH PROVIDED BY INVESTING ACTIVITIES ........................       427

CASH FLOWS FROM FINANCING ACTIVITIES:
      Payments on long-term debt ....................................       (20)
      Draws on line of credit .......................................       230
      Proceeds from non-recourse lease notes payable ................       916
      Repayments of non-recourse lease notes payable ................    (1,368)
                                                                        -------
   NET CASH USED IN FINANCING ACTIVITIES ............................      (242)
                                                                        -------
   NET INCREASE IN CASH AND CASH EQUIVALENTS ........................        18

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD ....................       106
                                                                        -------
CASH AND CASH EQUIVALENTS AT END OF PERIOD ..........................   $   124
                                                                        =======
SUPPLEMENTAL DISCLOSURES:
   Cash payments for interest during period .........................   $   151
                                                                        =======

   The accompanying notes are an integral part of these financial statements.

                                KVI CAPITAL, INC.
                          NOTES TO FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION

          KVI Capital, Inc. (the "Company") is an equipment leasing corporation established to provide equipment to sales, manufacturing and distributing companies and community banks with private label and non-private label leasing programs. The Company was incorporated under the laws of the state of Florida on January 26, 2000. The Company's leasing operations consist principally of the leasing of various types of equipment, including computer hardware and software, related installation costs, medical equipment, office equipment, furniture and point-of-sale retail equipment. The majority of the Company's leases are classified as direct financing leases with expirations ranging generally from 36 to 60 months.

     CASH AND CASH EQUIVALENTS

          Cash and cash equivalents include cash or deposit and short-term investments with original maturities of three months or less.

     PROPERTY AND EQUIPMENT

          Property and equipment are recorded at cost. Depreciation is calculated using the straight-line method over their estimated useful lives, ranging from three to five years. Expenditures for maintenance and repairs are charged to expense as incurred, whereas expenditures for renewals and betterments are capitalized.

          In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the Company reviews its long-lived assets and certain identifiable intangible assets (Note 3) for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recovered. If the sum of the expected undiscounted future cash flows from the use of an asset and its eventual disposition is less than the carrying amount of the asset, an impairment loss is recognized based on the fair value of the asset. No such impairment losses were identified during the four months ended July 31, 2005.

          Equipment under operating leases is carried at cost and is depreciated using the straight-line method over the shorter of the life of the lease of the estimated useful life of the equipment, typically 5 to 7 years.

     Depreciation expense during the four months ended July 31, 2005 totaled $103,000

     ALLOWANCE FOR DOUBTFUL ACCOUNTS

          The Company estimates its allowance for doubtful accounts on a case-by-case basis, based on the facts and circumstances surrounding each potentially uncollectible receivable. An allowance is also maintained for expected billing adjustments and for accounts that are not specifically reviewed that may become uncollectible in the future. Uncollectible receivables are written off in the period management believes it has exhausted every opportunity to collect payment from the customer. The Company considers customer balances in excess of sixty days past due to be delinquent and thus subject to consideration for the allowance for doubtful accounts.

     PROPERTY ON PROGRESS PAYMENT RIDERS

          Property on progress payment riders are recorded at cost and are components of new leases that are in process of being installed at the leasee site. At the conclusion of installation, amounts recorded in this caption are reclassified into the investment in direct finance lease category at the inception of the lease transaction.

     LEASE ACCOUNTING

          The Company is an equipment lessor. As such, the Company accounts for its leasing business in accordance with SFAS No. 13, Accounting for Leases. SFAS No. 13 requires lessors to evaluate each lease transaction and determine whether it qualifies as a sale-type, direct financing, leveraged, or operating lease. KVI's leases are classified as either direct financing or operating leases.

          For direct financing, the investment in direct financing leases caption consists of the sum of the minimum lease payments due during the remaining term of the lease and the unguaranteed residual value of the leased asset. The difference between the total above and the cost of the leased asset is recorded as unearned income. Unearned income is amortized to income over the lease term to produce a constant periodic rate of return on the investment in the lease.

          For leases classified as operating leases, lease payments are recorded as rent income during the period earned or on a month-to-month basis, as appropriate.

     The Company also earns revenue from early lease termination fees and from disposals of lease equipment at the end of the lease.

     DEFERRED LEASE PAYMENTS

          The Company invoices all customers thirty days in advance of the payment due date. Deferred Lease Payments is comprised of these advance monthly billings, which are recognized as income on the first day of the month to which they relate.

     INCOME TAXES

          The Company, prior to its acquisition by Private Business, Inc. on August 1, 2005, had elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal income taxes on its taxable income. Instead, the stockholders are liable for individual federal taxes on their respective shares of the Company's taxable income.

     FAIR VALUE OF FINANCIAL INSTRUMENTS

          To meet the reporting requirements of SFAS No. 107, Disclosures About Fair value of Financial Instruments, the Company estimates the fair value of financial instruments. At July 31, 2005 there were no material differences in the book values of the Company's financial instruments and their related fair values. Financial instruments primarily consist of cash, accounts receivable, accounts payable and debt instruments. As the Company's lease portfolio is entirely financed with non-recourse debt at substantially similar interest rates and terms, the Company is not exposed to risk due to changes in the fair values of these financial instruments.

     ADVERTISING COSTS

          The Company expenses all advertising costs in the period incurred. Such costs were immaterial in the period presented.

     COMPREHENSIVE INCOME

          The Company applies the provisions of SFAS No. 130, Reporting Comprehensive Income. SFAS No. 130 requires that the changes in the amounts of certain items, including gains and losses on certain securities, be shown in the financial statements as a component of comprehensive income. The Company reports comprehensive income as a part of that consolidated statements of stockholders' equity.

     USE OF ESTIMATES

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     INITIAL DIRECT COSTS

          Costs directly related to the origination of a lease are capitalized and amortized over the term of the lease.

2.   OPERATING LEASE EQUIPMENT

          The following schedule provides an analysis of the Company's investment in equipment leased under operating leases by major classes as of July 31, 2005:

(IN THOUSANDS)

Computer Equipment ....................................................   $  59
Office Furniture ......................................................      34
Manufacturing Equipment ...............................................      12
Medical Equipment .....................................................      50
Copiers ...............................................................     350
                                                                          -----
   Total Equipment ....................................................     505
   Plus: Initial direct costs .........................................       3
   Less: Accumulated depreciation .....................................    (351)
                                                                          -----
      Net property on operating leases ................................   $ 157
                                                                          =====

          The following is a schedule by years of minimum future rentals on non-cancelable operating leases as of July 31, 2005.

(IN THOUSANDS)

2006 ....................................................................   $105
2007 ....................................................................     58
2008 ....................................................................     23
2009 ....................................................................     10
                                                                            ----
                                                                            $196
                                                                            ====

3.   INVESTMENT IN DIRECT FINANCING LEASES

          The following lists the components of the investment in direct financing leases as of July 31, 2005.

(IN THOUSANDS)

Total minimum lease payments to be
   received .........................................................   $ 8,254
Less: Allowance for uncollectibles ..................................        --
                                                                        -------
Net minimum lease payments receivable ...............................     8,254
Unguaranteed estimated residual values of leased property ...........       838
Initial direct costs ................................................       123
Less: Unearned income ...............................................    (1,665)
                                                                        -------
   Net investment in direct financing
      leases ........................................................   $ 7,550
                                                                        =======

          At July 31, 2005, minimum lease payments for each of the next five years are as follows:

(IN THOUSANDS)

2006 ..................................................................   $2,904
2007 ..................................................................    2,220
2008 ..................................................................    1,594
2009 ..................................................................    1,085
2010 ..................................................................      411
Thereafter ............................................................       40
                                                                          ------
                                                                          $8,254
                                                                          ======

4.   LINE OF CREDIT

          The Company maintains a line of credit facility with a bank to fund "in process leases" prior to the lease being completed and the non-recourse lease note payable being funded. The line of credit was secured by the equipment being purchased for the lease transactions. As of July 31, 2005, the balance was $240,000 and bore interest a 7.25%. The line of credit matured on October 31, 2005 and was renewed until December 31, 2005. The line was not extended beyond December 31, 2005.

5.   NON-RECOURSE LEASE NOTES PAYABLE

          As part of the leasing business, the Company borrows funds from its community bank partners on a non-recourse basis in order to acquire the equipment to be leased. In the event of a lease default, the Company is not obligated to continue to pay on the non-recourse note payable associated with that particular lease. As of July 31, 2005, the principal balance of all non-recourse lease notes payable, due to various financial institutions, totaled $7.4 million ($2.4 million of the total is classified as current). Interest and principal are primarily due monthly with interest rates ranging from 4% to 10.75%.

          The following is the scheduled non-recourse notes payable principal payments over the next five years as of July 31, 2005:

(IN THOUSANDS)

2006 ..................................................................   $2,449
2007 ..................................................................    1,884
2008 ..................................................................    1,442
2009 ..................................................................    1,015
2010 ..................................................................      492
Thereafter ............................................................      105
                                                                          ------
                                                                          $7,387
                                                                          ======

6.   COMMITMENTS AND CONTINGENCIES

     OPERATING LEASES

     The Company leases office space under an operating lease agreement, which has a term of 5 years and expires on April 30, 2010. Rent expense for the four month period ended July 31, 2005 totaled approximately $9,500 and is included in general and administrative expense in the accompanying statement of operations.

          As of July 31, 2005, the future minimum lease payments relating to operating lease obligations are as follows:

(IN THOUSANDS)

2006 ....................................................................   $ 23
2007 ....................................................................     23
2008 ....................................................................     23
2009 ....................................................................     23
2010 ....................................................................     17
                                                                            ----
                                                                            $108
                                                                            ====

     LEGAL PROCEEDINGS

     The Company is not currently party to, and none of our material properties is currently subject to, any material litigation other than routine litigation incidental to our business.

7.   RELATED PARTY TRANSACTIONS

     During the four month period ended July 31, 2005, the Company rented office space from a shareholder of the Company totaling $6,000 in rent expense.

8.   SUBSEQUENT EVENTS (UNAUDITED)

     On August 1, 2005, all of the outstanding capital stock of the Company was acquired by Private Business, Inc. ("PBiz") for $899,000, consisting of $699,000 in cash and $200,000 in common stock of PBiz. The Company's operating results will be included with those of PBiz beginning as of the date of acquisition.